Exhibit 10.1

AMENDMENT NO. 1 TO SECURITYHOLDERS AGREEMENT

THIS AMENDMENT NO. 1 TO SECURITYHOLDERS AGREEMENT (this “Amendment”) is made and entered into as of November 11, 2004 by and among GTCR Fund VII, L.P., a Delaware limited partnership (“GTCR Fund VII”), GTCR Fund VII/A, L.P., a Delaware limited partnership (“GTCR Fund VII/A”), GTCR Capital Partners, L.P., a Delaware limited partnership (“GTCR Capital Partners”), GTCR Co-Invest, L.P., a Delaware limited partnership (“Co-Invest”, and together with GTCR Fund VII, GTCR Fund VII/A and GTCR Capital Partners, the “Investors”), G. Edward Evans (the “CEO”) and Raymond L. Lawless. Reference is made to that certain Securityholders Agreement (the “Agreement”) made and entered into as of February 14, 2002 by and among the Company, the Investors and the other securityholders of Syniverse Holdings, LLC, a Delaware limited liability company (the “Company”), from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

WHEREAS, the Company, the CEO and the holders of a majority of the Common Units are entering into this Amendment in order to expand the authorized number of managers and to designate John C. Hofmann to serve on the Board as an Investor Manager; and

WHEREAS, the Investors comprise the “Required Interest” for purposes of Sections 5.2(c) and 5.2(d) of the Limited Liability Company Agreement of the Company, dated as of February 14, 2002 (the “LLC Agreement”);

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

Section 1. Amendment of Agreement. The Agreement is hereby amended as follows:

1.1. All references in the Agreement to “TSI Telecommunication Holdings, LLC,” “TSI Telecommunication Services Inc.” and “TSI” are hereby deleted and replaced in their entirety with references to “Syniverse Holdings, LLC,” “Syniverse Technologies, Inc.” and “Syniverse,” respectively.

1.2. Section 1(a)(i) of the Agreement is hereby amended to read in its entirety as follows:

(i) the authorized number of managers on the Company’s board of managers (the “Board”) shall be no greater than nine (9);

1.3. Section 1(a)(ii)(A) of the Agreement is hereby amended to read in its entirety as follows:

(C) up to three (3) representatives to be designated by GTCR Fund VII (the “Investor Managers”); provided that as of the date hereof, David A. Donnini, Collin E. Roche and John C. Hofmann shall be designated as the Investor Managers;

1.4. Section 1(a)(ii)(C) of the Agreement is hereby amended to read in its entirety as follows:

(C) up to four (4) representatives to be chosen jointly by GTCR Fund VII and the CEO (the “Outside Managers”); provided that no Outside Manager shall be a member of Syniverse’s management or an employee or officer of Syniverse or its Subsidiaries; provided further that if GTCR Fund VII and the CEO are unable to agree on an Outside Manager within 10 days after the date specified by GTCR Fund VII for electing such Outside Manager, then GTCR Fund VII shall in its sole discretion, designate the Outside Managers; provided further that as of the date hereof, Odie C. Donald, Tony G. Holcombe and Robert J. Marino shall be designated as three of the four Outside Managers; and provided further that at or prior to the consummation of a sale in an underwritten public offering registered under the Securities Act of the equity securities of the Company or of any of its Subsidiaries, at least one of the Outside Managers shall be an “audit committee financial expert” as defined in Item 401(h) of regulation S-K promulgated under the Securities Act and the Securities Exchange Act of 1934;

1.5. Section 1(a)(v) of the Agreement is hereby amended to read in its entirety as follows:

The composition of the board of managers or board of directors of each of the Company’s Subsidiaries (each a “Sub Board” shall be the same as that of the Board; provided that the composition of the board of directors of Syniverse Finance, Inc. shall consist of three directors who shall be, as of the date hereof, Collin E. Roche, Raymond L. Lawless and Victoria Garrett;

Section 2. Effectiveness. This Amendment shall be effective and binding upon execution hereof by the Company, the holders of a majority of the Common Units that are Securityholder Securities, and the holders of a majority of the Common Units that are held by the Executives.

Section 3. Miscellaneous.

3.1. Complete Agreement. This Amendment, the Agreement (as amended hereby), and the other agreements referred to herein and therein embody the complete agreement and understanding of the parties hereto with respect to the subject matter hereof, and terminate, supersede, and preempt any prior understandings, agreements, or representations, written or oral, which may have related to the subject matter hereof in any way.

3.2. Consent to Amendments. The provisions of this Amendment may be amended, modified or waived only with the prior written consent required under Section 12 of the Agreement.

3.3. Incorporation by Reference. Sections 13, 15, 16, 17, 18, 19 and 20 of the Agreement are hereby incorporated by reference and shall have full force and effect with respect to this Amendment as if they were set forth herein in their entirety.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Securityholders Agreement as of the date first written above.

SYNIVERSE HOLDINGS, LLC		GTCR FUND VII, L.P.

By:	/s/ G. Edward Evans	By: Its:	GTCR Partners VII, L.P. General Partner
Name: Its:	G. Edward Evans President and Chief Executive Officer
		By:	GTCR Golder Rauner, L.L.C.
		Its:	General Partner

		By:	/s/ Collin E. Roche
		Name:	Collin E. Roche
		Its:	Principal

GTCR FUND VII/A, L.P.

		By:	GTCR Partners VII, L.P.
		Its:	General Partner

		By:	GTCR Golder Rauner, L.L.C.
		Its:	General Partner

		By:	/s/ Collin E. Roche
		Name:	Collin E. Roche
		Its:	Principal

GTCR CO-INVEST, L.P.

		By:	GTCR Golder Rauner, L.L.C.
		Its:	General Partner

		By:	/s/ Collin E. Roche
		Name:	Collin E. Roche
		Its:	Principal

[Signature Page for Amendment No. 1 to Securityholders Agreement]

GTCR CAPITAL PARTNERS, L.P.

By:	GTCR Mezzanine Partners, L.P.
Its:	General Partner

By:	GTCR Partners VII, L.P.
Its:	General Partner

By:	GTCR Golder Rauner, L.L.C.
Its:	General Partner

By:	/s/ Collin E. Roche
Name:	Collin E. Roche
Its:	Principal

/s/ G. Edward Evans
G. EDWARD EVANS

/s/ Raymond L. Lawless
RAYMOND L. LAWLESS

[Signature Page for Amendment No. 1 to Securityholders Agreement]